Exhibit 10.16

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE	***Text Omitted and Filed Separately CONFIDENTIAL TREATMENT REQUESTED Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

        This Agreement is made this         22         day of         May 2003        , by and between MPEG LA, L.L.C., a limited liability company of Delaware having a principal place of business in Denver, Colorado, U.S.A. (hereinafter "Licensing Administrator"); and         DivXNETWORKS        , having a principal place of business in         10350 Science Center, Building 14, Suite 140, San Diego, CA 92121        (hereinafter "Licensee").

        WHEREAS, ISO/IEC and the Moving Pictures Experts Group have jointly adopted an international standard relating to visual data compression, formally known as ISO/IEC 14496-2, and referred to in this Agreement as the "MPEG-4 Visual Standard" (as more fully defined herein below);

        WHEREAS, Canon, Inc., a corporation of Japan, having a principal place of business in Tokyo, Japan; Curitel Communications, Inc., a corporation of Korea, having a principal place of business in Seoul, Korea; France Télécom, société anonyme, a corporation of France, having a principal place of business in Paris, France; Fujitsu Limited, a corporation of Japan, having a principal place of business in Kawasaki, Japan; GE Technology Development, Inc., a corporation of Delaware, U.S.A, having a principal place of business in Princeton, New Jersey, U.S.A.; General Instrument Corporation, a corporation of Delaware, U.S.A., having a principal place of business in Horsham, Pennsylvania, U.S.A.; Hitachi, Ltd., a corporation of Japan, having a principal place of business in Tokyo, Japan; KDDI Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan; Koninklijke Philips Electronics N.V., a corporation of the Netherlands, having a principal place of business in Amsterdam, the Netherlands; Matsushita Electric Industrial Co., Ltd., a corporation of Japan, having a principal place of business in Osaka, Japan; Microsoft Corporation, a corporation of Washington, U.S.A., having a principal place of business in Redmond, Washington, U.S.A.; Mitsubishi Electric Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan; Oki Electric Industry Co., a corporation of Japan, having a principal place of business in Tokyo, Japan; Samsung Electronics Co., Ltd., a corporation of Korea, having a principal place of business in Seoul, Korea; SANYO Electric Co., Ltd., a corporation of Japan, having a principal place of business in Osaka, Japan; Sharp Kabushiki Kaisha, a corporation of Japan, having a principal place of business in Osaka-Fu, Japan; Sony Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan; Telenor Communication II AS, a corporation of Norway, having a principal place of business in Fornebu, Norway; Toshiba Corporation, a corporation of Japan, having a principal place of business in Tokyo, Japan; and Victor Company of Japan, Ltd., a corporation of Japan, having a principal place of business in Yokohama, Japan; (hereinafter collectively the "Licensors" or individually "Licensor," as more fully defined in this Agreement) each own and have the right to license, or have the right to sublicense, one or more patents, utility models and/or enforceable allowed patent or enforceable allowed utility model applications published for opposition which claim apparatus and/or methods necessary for compliance with the MPEG-4 Visual Standard;

        WHEREAS, each Licensor believes that the MPEG-4 Visual Standard represents significant advances in the field of digital visual data compression, which will make available innovative new products and services to the public, and for this reason desires to encourage widespread adoption of the MPEG-4 Visual Standard by video product and video service industries throughout the world;

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        WHEREAS, each Licensor hereby commits to make available licenses and/or sublicenses under any and all MPEG-4 Visual Essential Patents licensable or sublicensable by the Licensor (without payment to any third party) to any individual, company or other entity requiring such a license and/or sublicense on fair, reasonable and nondiscriminatory terms and conditions in light of the terms offered herein;

        WHEREAS, each Licensor has granted the Licensing Administrator a worldwide, nonexclusive license and/or sublicense under all MPEG-4 Visual Essential Patents licensable or sublicensable by the Licensor without payment to any third party to allow the Licensing Administrator to grant worldwide, nonexclusive sublicenses under all such MPEG-4 Visual Essential Patent(s) under the terms hereof;

        WHEREAS, the Licensors desire to make available, through the Licensing Administrator, license rights under their respective MPEG-4 Visual Essential Patents in a single sublicense with a variety of licensing and royalty payment choices for licensees for the convenience of any individual, company or other entity desirous of acquiring such rights, thereby avoiding the need of such individual, company or other entity to obtain separate licenses from each of the Licensors under its MPEG-4 Visual Essential Patent(s);

        WHEREAS, the Licensing Administrator desires to grant MPEG-4 Visual Patent Portfolio Licenses to all individuals, companies and other entities requiring such a license under the terms and conditions set forth herein;

        WHEREAS, nothing in this Agreement precludes the respective Licensors from licensing or sublicensing rights under individual MPEG-4 Visual Essential Patent(s) to make, use, sell, or offer to sell products or processes including, but not limited to, the rights licensed in the MPEG-4 Visual Patent Portfolio License;

        WHEREAS, Licensee understands that this MPEG-4 Visual Patent Portfolio License is offered for the convenience of Licensee and that Licensee is free to contact any Licensor to negotiate a license for any patent offered herein on terms and conditions different from those set forth herein which may be mutually acceptable to such Licensee and Licensor;

        WHEREAS, Licensee understands that it may execute this Agreement as either a Legal Entity or an Enterprise (as those terms are defined herein); and

        WHEREAS, Licensee desires for its own convenience to obtain rights which Licensee has elected under the MPEG-4 Visual Essential Patent(s) of the Licensors as offered by this Agreement in a single sublicense from the Licensing Administrator under the terms hereof.

        NOW, THEREFORE, the Licensing Administrator and Licensee AGREE AS FOLLOWS:

0.     EFFECTIVE DATE

        0.1   This License Agreement shall be effective as of January 1, 2000.

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

1.     DEFINITIONS

        The definitions set forth in this Article shall apply to the following terms when used with initial capital letters in this Agreement, its attachments, and amendments hereto. The below definitions may be changed by the Licensing Administrator upon written notice to the Licensee in light of changed market conditions in order to effectuate the purpose of this Agreement.

        1.1   Affiliate—shall mean a corporation, company, or other entity which now or hereinafter, directly or indirectly, controls, is controlled by or is under common control with a party. The term "control" as used in this Section 1.1 shall mean ownership of 50% or more of the outstanding shares representing the right to vote for directors or other managing officers of such corporation, company or other entity, or for a corporation, company or other entity which does not have outstanding shares, of 50% or more of the ownership interest representing the right to make decisions for such corporation, company or other entity. An entity shall be deemed an Affiliate only so long as such "control" exists.

        1.2   Agreement—shall mean this sublicense between the Licensing Administrator and Licensee, including exhibits, attachments, amendments and modifications hereto.

        1.3   Calendar Year—shall mean the period commencing on January 1 and concluding on December 31 of any year.

        1.4   Confidential Information—shall mean any information given to the Licensing Administrator pursuant to Article 5 of this Agreement which is designated "confidential" by Licensee.

        1.5   Consumer—shall mean a natural person acting in his or her own personal capacity and not engaged in commercial activity or activity for which he or she receives any remuneration.

        1.6   E-mail—shall mean an application for transferring text messages, data, video and/or attached files, electronically between users over one or more networks using various network protocols, such as Internet Protocol and Simple Mail Transfer Protocol.

        1.7   End User—shall mean any person or entity which orders, purchases, retrieves, receives or is specifically sent MPEG-4 Visual Video for their or its own personal or commercial use, whether alone or in combination with any other product, and not for re-Sale.

        1.8   Enterprise—shall mean a Legal Entity and all other subsidiaries that are fifty percent (50%) or more owned by such Legal Entity.

        1.9   Enterprise Licensee—shall mean a Licensee which elects an Enterprise License under Section 2.14 hereof.

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        1.10 Legal Entity—shall mean a corporation, limited liability company, partnership or other entity recognized by state, provincial or national law as having the power to sue or be sued.

        1.11 Licensed Product (Licensed Products)—shall mean any product, including software, licensed under Article 2 of this Agreement.

        1.12 Licensors (individually Licensor)—shall mean Canon, Inc., Curitel Communications, Inc.; France Télécom, société anonyme; Fujitsu Limited; GE Technology Development, Inc.; General Instrument Corporation; Hitachi, Ltd.; KDDI Corporation; Koninklijke Philips Electronics N.V.; Matsushita Electric Industrial Co., Ltd.; Microsoft Corporation; Mitsubishi Electric Corporation; Oki Electric Industry Co.; Samsung Electronics Co., Ltd.; SANYO Electric Co., Ltd.; Sharp Kabushiki Kaisha; Sony Corporation; Telenor Communication II AS; Toshiba Corporation; and Victor Company of Japan, Ltd.; subject to additions and deletions from time to time, as identified in Attachment 1 hereto.

        1.13 Manufacture (Manufactured) (Manufacturer)—shall mean fabrication, reproduction, copying, assembly, or otherwise making of substantially the entire finished MPEG-4 Visual Royalty Product.

        1.14 Movie—shall mean a single motion picture as well as related video materials typically packaged with the motion picture including, without limitation, previews of other motion pictures, information about the making of the motion picture or the artists appearing therein. Movie shall not include a second motion picture regardless of whether such second motion picture is related to the first.

        1.15 MPEG-4 Video—shall mean video information encoded in compliance with the MPEG-4 Visual Standard.

        1.16 MPEG-4 Visual Consumer Recorded Video—shall mean video information which is not MPEG-4 Visual Internet Video, MPEG-4 Visual Mobile Video, MPEG-4 Visual Stored Video or MPEG-4 Visual Unique Use Video which is encoded in compliance with the MPEG-4 Visual Standard by a Consumer with a device which has a retail sales price of [***] or less including, way by of example only, video encoded by a Consumer with a personal video recorder or a camcorder.

        1.17 MPEG-4 Visual Consumer Recorded Video Decoder(s)—shall mean a decoder used by a Consumer to decode MPEG-4 Visual Consumer Recorded Video.

        1.18 MPEG-4 Visual Consumer Recorded Video Encoder(s)—shall mean an encoder used by a Consumer to encode MPEG-4 Visual Consumer Recorded Video.

        1.19 MPEG-4 Visual Essential Patent—shall mean any and all claim(s), but only such claim(s), in a Patent which are necessarily infringed in connection with the

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

use or implementation of the MPEG-4 Visual Standard under the laws of the country which issued or published the Patent.

        1.20 MPEG-4 Visual Internet Video—shall mean MPEG-4 Video received by or Transmitted to a device or product that uses the Internet to obtain a visual signal by, for example and without limitation, using a Web Browser or via E-mail.

        1.21 MPEG-4 Visual Internet Video Decoder(s)—shall mean a decoder used to decode MPEG-4 Visual Internet Video.

        1.22 MPEG-4 Visual Internet Video Encoder(s)—shall mean an encoder used to encode MPEG-4 Visual Internet Video.

        1.23 MPEG-4 Visual Mobile Video—shall mean MPEG-4 Video Transmitted over the air and received by a personal and portable wireless device typically relying on an internal battery source and viewed on a screen which, in its smallest configuration, measures [***] inches or [***] centimeters or less in diagonal, including by way of example only and without limitation, video received by a PDA, mobile telephone or portable and personal devices.

        1.24 MPEG-4 Visual Mobile Video Decoder(s)—shall mean a decoder used to decode MPEG-4 Visual Mobile Video.

        1.25 MPEG-4 Visual Mobile Video Encoder(s)—shall mean an encoder used to encode MPEG-4 Visual Mobile Video.

        1.26 MPEG-4 Visual Patent Portfolio—shall mean the portfolio of MPEG-4 Visual Essential Patent(s) initially identified in Attachment I hereto, which portfolio may be supplemented or reduced from time to time in accordance with the provisions of this Agreement.

        1.27 MPEG-4 Visual Patent Portfolio Patent—shall mean an MPEG-4 Visual Essential Patent under which a Licensor has the right to grant a license or sublicense to a third party (without payment to any third party) with the right of such third party to grant sublicenses, and which is included in the MPEG-4 Visual Patent Portfolio.

        1.28 MPEG-4 Visual Related Patent—shall mean any and all claims, but only such claims, in any Patent in the field of visual data compression which is not an MPEG-4 Visual Essential Patent but which are infringed by an apparatus or a method using or implementing the MPEG-4 Visual Standard under the laws of the country which issued or published the Patent.

        1.29 MPEG-4 Visual Royalty Product—shall mean a product for which a royalty is payable to the Licensing Administrator hereunder.

        1.30 MPEG-4 Visual Standard—shall mean the MPEG-4 standard for simple, core, main, simple scalable, N-bit, basic animated texture, scalable texture, simple FA,

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

advanced real time simple, core scalable, advanced coding efficiency, advanced core, advanced scalable texture, simple FBA, hybrid, advanced simple, fine granularity scalable, simple studio, and/or core studio profiles as defined in ISO/IEC 14496-2:2001 [Part 2 Visual dated 2001-12-01], 14496-2:2001/Amd.1:2002 [Studio profile dated 2002-02-01], or 14496-2:2001/Amd.2:2002 [Streaming video profile dated 2002-02-01].

        1.31 MPEG-4 Visual Stored Video—shall mean MPEG-4 Visual Video which is paid for on a title by title basis and which is either (i) stored, replicated or recorded onto one or more physical media or (ii) Transmitted to an End User in a form which allows the End User, either by affirmative act of the Licensee or otherwise, to view such video (a) at least [***] and (b) for a period of at least [***] from the date of Transmission, including by way of example only and without limitation, MPEG-4 Visual Video encoded on an optical disk and wired or wireless MPEG-4 Visual Video Transmitted to an End User who made a specific payment for such video.

        1.32 MPEG-4 Visual Stored Video Decoder(s)—shall mean a decoder used to decode MPEG-4 Visual Stored Video including, by way of example only, a decoder contained in an optical disk player.

        1.33 MPEG-4 Visual Stored Video Encoder(s)—shall mean an encoder used to encode MPEG-4 Visual Stored Video.

        1.34 MPEG-4 Visual Unique Use Video—shall mean MPEG-4 Video Sold or Transmitted to a Subscriber and which is neither MPEG-4 Visual Internet Video nor MPEG-4 Visual Mobile Video, including by way of example only and without limitation, MPEG-4 Visual Video provided by cable or satellite.

        1.35 MPEG-4 Visual Unique Use Video Decoder(s)—shall mean a decoder used to decode MPEG-4 Visual Unique Use Video.

        1.36 MPEG-4 Visual Unique Use Video Encoder(s)—shall mean an encoder used to encode MPEG-4 Visual Unique Use Video.

        1.37 Patent(s)—shall mean any issued patent or issued utility model of any country, or any enforceable allowed patent application or enforceable allowed utility model application, published for opposition in any country.

        1.38 Running Time—shall mean the number of clock minutes or part thereof that is necessary to view a video as it is intended to be viewed by an End User.

        1.39 Sale (Sell) (Sold)—shall mean any sale, rental, lease, license, copying, reproduction, Transmission, or other form of distribution of an MPEG-4 Visual Royalty Product or the Transmission of MPEG-4 Video for use in connection with an MPEG-4 Visual Royalty Product. For purposes of subsections 3.1.1.1, 3.1.2.1, 3.1.3.1, 3.1.4.1, 3.1.5.1(i), 3.1.5.2(i), 3.1.6.1, 3.1.7.1, 3.1.8.1(i), 3.1.8.2(i),

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

3.1.9.1, 3.1.10.1, 3.1.12.1 and 3.1.13.1 of this Agreement, a Manufacture or Sale shall be deemed to take place in the country in which title to the MPEG-4 Visual Royalty Product passes from Licensee, in the country in which a Transmission occurs or encoding occurs, except that if there is no MPEG-4 Visual Essential Patent in such country, then a Manufacture or Sale shall be deemed to take place in the country in which the MPEG-4 Visual Royalty Product is used by an End User. For purposes of subsection 3.1.11 of this Agreement, a Sale shall be deemed to take place at the earlier of a provider of MPEG-4 Visual Unique Use Video (i) providing an MPEG-4 Visual Unique Use Decoder to an End User or (ii) providing MPEG-4 Visual Unique Use Video to an MPEG-4 Visual Unique Use Decoder for which a royalty has not been paid pursuant to Section 3.1.11 of this Agreement.

        1.40 Single MPEG-4 Visual Stored Video—shall mean an MPEG-4 Visual Stored Video which is intended to be viewed in its entirety during a single period of time, including, for example and without limitation, a Movie, a television program, a news broadcast regarding a single topic, or a music video.

        1.41 Subscriber—shall mean either (a) an identified End User which, during any Calendar Year, uses an MPEG-4 Visual Internet Video Decoder, an MPEG-4 Visual Mobile Video Decoder or an MPEG-4 Visual Unique Use Video Decoder or, if the identity of such End User is not known to the Licensee, (b) a decoder which is used by an End User at any time during any Calendar Year to decode any MPEG-4 Visual Internet Video, MPEG-4 Visual Mobile Video, or MPEG-4 Visual Unique Use Video. With respect to each licensee's royalty and royalty reporting obligations under Article 3 hereof, a Subscriber shall be counted as only one Subscriber regardless of the level of any individual Subscriber's use and/or viewing of MPEG-4 Video in any Calendar Year.

        1.42 Transmits (Transmission) (Transmitted)—shall mean the act of distributing, disseminating, streaming or otherwise delivering to a third party any MPEG-4 Video.

        1.43 Video Provider—shall mean any person or entity which displays, offers or provides any MPEG-4 Video as part of a service, business or other pursuit (collectively, "Business") for which Business such person or entity receives directly or indirectly any revenue, remuneration or other benefit (collectively "Revenue") in any form, but only if such person or entity is any of the following:

          (i)    a person or entity which owns and/or controls the Uniform Resource Locator ("URL") address which is contacted by an End User or prospective End User; or

          (ii)   a person or entity which receives any Revenue, in any form from an End User (or a person or entity paying on behalf of an End User) in connection with the Sale of MPEG-4 Video to an End User, and is the apparent source of such Video to the End User; or

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

          (iii) a person or entity which is not described in subparagraph (i) above, but which identifies itself as the ultimate source of any MPEG-4 Video Sold or Transmitted to an End User.

Provided, however, a Video Provider shall not include a person or entity Transmitting MPEG-4 Video which contains only advertising for their or its own products and such person or entity receives no revenue in connection with the Transmission of such MPEG-4 Video except from Sales of its own products advertised in such MPEG-4 Video. No royalty shall be payable by a Licensee for Transmitting MPEG-4 Video as specifically described in the preceding sentence and as limited thereby.

        1.44 Web Browser—shall mean a network application for presenting information obtainable from web servers via one or more networks using various network protocols, such as the Internet Protocol, the Hypertext Transfer Protocol and the File Transfer Protocol.

2.     LICENSING ADMINISTRATOR GRANT

        2.1    MPEG-4 Visual Consumer Recorded Video Decoder(s).    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of MPEG-4 Visual Consumer Recorded Video Decoders in the product configuration in which it is used by a Consumer, a royalty-bearing worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, Sell or offer for Sale MPEG-4 Visual Consumer Recorded Video Decoders, and for a Consumer to use such decoders to decode MPEG-4 Visual Consumer Recorded Video. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY DECODER.

        2.2    MPEG-4 Visual Consumer Recorded Video Encoder(s).    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of MPEG-4 Visual Consumer Recorded Video Encoders in the product configuration in which it is used by a Consumer, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale MPEG-4 Visual Consumer Recorded Video Encoders and for a Consumer to use such encoders to encode MPEG-4 Visual Consumer Recorded Video. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY ENCODER.

        2.3    MPEG-4 Visual Internet Video Decoder(s).    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of MPEG-4 Visual Internet Video Decoders in fully functioning form, a royalty-bearing,

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale MPEG-4 Visual Internet Video Decoders but not to use such decoders, except for use by an End User to decode MPEG-4 Visual Internet Video that has been Transmitted by another End User. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY DECODER.

        2.4    MPEG-4 Visual Internet Video Encoder(s).    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of MPEG-4 Visual Internet Encoders in fully functioning form, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale MPEG-4 Visual Internet Video Encoders, but not to use such encoders, except for use by an End User to encode MPEG-4 Visual Internet Video that is to be Transmitted to an End User. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY ENCODER.

        2.5    MPEG-4 Visual Internet Video Encoder and Decoder Use.    Subject to the terms and conditions of this Agreement (including, without limitation, Article 3), the Licensing Administrator hereby grants to Licensee, a Video Provider, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to Sell or offer for Sale any MPEG-4 Visual Internet Video, and to use or have used MPEG-4 Visual Internet Encoders to encode such video and to use or have used MPEG-4 Visual Internet Decoders to decode such video (provided applicable royalties have been paid on such encoders and decoders in accordance with the provisions of Articles 3.1.3 and 3.1.4 of this Agreement). NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, HAVE MADE, SELL OR USE OR HAVE USED ANY ENCODERS AND/OR DECODERS.

        2.6    MPEG-4 Visual Mobile Video Decoder(s).    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of MPEG-4 Visual Mobile Video Decoders in the product configuration in which it is used by an End User, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale MPEG-4 Visual Mobile Video Decoders but not to use such decoders, except for use by an End User to decode MPEG-4 Visual Mobile Video that has been Transmitted by another End User. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY DECODER.

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        2.7    MPEG-4 Visual Mobile Video Encoder(s).    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of MPEG-4 Visual Mobile Video Encoders in fully functioning form, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale MPEG-4 Visual Mobile Video Encoders but not to use such encoders, except for use by an End User to encode MPEG-4 Visual Mobile Video that is to be Transmitted to an End User. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY ENCODER.

        2.8    MPEG-4 Visual Mobile Video Encoder and Decoder Use.    Subject to the terms and conditions of this Agreement (including, without limitation, Article 3), the Licensing Administrator hereby grants to Licensee, a Video Provider, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to Sell or offer for Sale MPEG-4 Visual Mobile Video, and to use or have used MPEG-4 Visual Mobile Video Encoders to encode such video and to use or have used MPEG-4 Visual Mobile Video Decoders to decode such video (provided applicable royalties have been paid on such encoders and decoders in compliance with Articles 3.1.6 and 3.1.7 of this Agreement). NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, HAVE MADE, SELL OR USE OR HAVE USED ANY VIDEO ENCODERS AND/OR DECODERS.

        2.9    MPEG-4 Visual Unique Use Video Decoder.    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of Unique Use Video Decoders in a product configuration in which it is used by an End User, a royalty bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio License to make, have made and Sell or offer for Sale MPEG-4 Visual Unique Use Video Decoders but not to use such decoders, except for use by an End User to decode MPEG-4 Visual Unique Use Video Transmitted by another End User. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY DECODER.

        2.10    MPEG-4 Visual Unique Use Video Encoder(s).    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 3 and 7), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of Unique Use Video Encoders in a fully functional form, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale MPEG-4 Visual

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

Unique Use Video Encoders but not to use such encoders, except for use by an End User to Encode MPEG-4 Visual Unique Use Video that is to be Transmitted to an End User. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY ENCODER.

        2.11    MPEG-4 Visual Unique Use Video Decoder and Encoder Use.    Subject to the terms and conditions of this Agreement (including, without limitation, Article 3), the Licensing Administrator hereby grants to Licensee, an encoder (directly or indirectly) of MPEG-4 Visual Unique Use Video and provider of MPEG-4 Visual Unique Use Video to a Subscriber (directly or through a chain of distribution), a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patents in the MPEG-4 Visual Patent Portfolio to Sell or offer for Sale any MPEG-4 Visual Unique Use Video, and to use or have used any MPEG-4 Visual Unique Use Video Encoder to encode such video or to use or have used MPEG-4 Visual Unique Use Video Decoders to decode such video (provided applicable royalties have been paid on such encoders and decoders pursuant to the provisions of Articles 3.1.9 and 3.1.10 of this Agreement). NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, HAVE MADE, SELL, USE OR HAVE USED ANY DECODER AND/OR ENCODER.

        2.12    MPEG-4 Visual Stored Video Decoder and Decoder Use.    Subject to the terms and conditions of this Agreement (including, without limitation, Article 3), the Licensing Administrator hereby grants to Licensee, a Manufacturer and/or Seller of MPEG-4 Visual Stored Video Decoders in a product configuration in which it is used by an End User, a royalty-bearing, worldwide, non-exclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale, and to use or have used MPEG-4 Visual Stored Video Decoders to decode MPEG-4 Visual Stored Video. NO OTHER LICENSE IS GRANTED HEREIN BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY DECODER.

        2.13    MPEG-4 Visual Stored Video Encoder and Encoder Use.    Subject to the terms and conditions of this Agreement (including, without limitation, Article 3), the Licensing Administrator hereby grants to Licensee, a Transmitter of MPEG-4 Visual Stored Video and/or an encoder of MPEG-4 Visual Stored Video, a royalty-bearing, worldwide, nonexclusive, nontransferable sublicense under all MPEG-4 Visual Essential Patent(s) in the MPEG-4 Visual Patent Portfolio to make, have made, and Sell or offer for Sale, and use or have used an MPEG-4 Visual Stored Video Encoder and to Sell, offer for Sale or otherwise distribute any MPEG-4 Visual Stored Video. NO OTHER LICENSE IS GRANTED HEREIN, BY IMPLICATION OR OTHERWISE, TO MANUFACTURE, SELL OR USE ANY ENCODERS.

        2.14    Enterprise License.    Subject to the terms and conditions of this Agreement (including, without limitation, Articles 2 (as they apply to each individual Licensed Product) and 3) the Licensing Administrator hereby grants to an

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

Enterprise Licensee those licenses granted under Sections 2.1 through 2.12 herein, but not those licenses granted in Section 2.13.

        2.15    No License or Immunity Unless Expressly Granted.    NO LICENSE, NON-ASSERT OR IMMUNITY IS GRANTED BY EITHER PARTY HERETO TO THE OTHER PARTY HERETO, EITHER DIRECTLY OR BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN AS EXPRESSLY PROVIDED IN SECTIONS 2.1 THROUGH 2.14, 8.3 AND 8.4 OF THIS AGREEMENT.

        2.16    No Sublicenses.    The sublicenses granted in Sections 2.1 through 2.14 of this Agreement do not include the right of the Licensee to grant any further sublicenses. The Licensing Administrator is willing to offer an MPEG-4 Visual Patent Portfolio License to any Affiliate of Licensee.

        2.17    Scope of License Grant.    Notwithstanding anything to the contrary herein, all licenses granted under this Agreement are limited to a field of use to comply with the MPEG-4 Visual Standard. No other licenses for any other purpose or use are granted herein.

3.     ROYALTY AND PAYMENTS

        3.1    Royalties for Licenses under MPEG-4 Visual Essential Patents in the MPEG-4 Visual Patent Portfolio.    For those licenses offered in Article 2 hereof and elected by Licensee under MPEG-4 Visual Essential Patents in the MPEG-4 Visual Patent Portfolio, Licensee shall pay to the Licensing Administrator, for the benefit of Licensors, for each license elected by Licensee (subject to the terms of Article 3.2), throughout the term of this Agreement, the applicable royalties as follows:

          3.1.1    MPEG-4 Visual Consumer Recorded Video Decoders.    At the option of Licensee the royalty for the sublicense granted pursuant to Section 2.1 hereof shall be that specified in either subparagraphs 3.1.1.1, 3.1.1.2 or 3.1.1.3. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.1.1 or 3.1.1.2 there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Consumer Recorded Video Decoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.1.1 The royalty payable for the sublicense granted pursuant to Section 2.1 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Consumer Recorded Video Decoder Manufactured or Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

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            3.1.1.2 The royalty for the sublicense granted pursuant to Section 2.1 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Consumer Recorded Video Decoder.

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            3.1.1.3 The royalty for the sublicense granted pursuant to Section 2.1 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.2    MPEG-4 Visual Consumer Recorded Video Encoders.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.2 hereof shall be that specified in either subparagraphs 3.1.2.1, 3.1.2.2, or 3.1.2.3. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.2.1 or 3.1.2.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Consumer Recorded Video Encoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.2.1 The royalty payable for the sublicense granted pursuant to Section 2.2 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Consumer Recorded Video Encoder Manufactured or Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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            3.1.2.2 The royalty for the sublicense granted pursuant to Section 2.2 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Consumer Recorded Video Encoder.

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

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            3.1.2.3 The royalty for the sublicense granted pursuant to Section 2.2 hereof shall be [***] (U.S. $[[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.3    MPEG-4 Visual Internet Video Decoders.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.3 hereof shall be that specified in either subparagraphs 3.1.3.1., 3.1.3.2 or 3.1.3.3. For Licensees which have elected to pay royalties pursuant to Articles 3.1.3.1 or 3.1.3.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Internet Decoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.3.1 The royalty payable for the sublicense granted pursuant to Section 2.3 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Internet Video Decoder Manufactured or Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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            3.1.3.2 The royalty for the sublicense granted pursuant to Section 2.3 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Internet Video Decoder.

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            3.1.3.3 The royalty for the sublicense granted pursuant to Section 2.3 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

          3.1.4    MPEG-4 Visual Internet Video Encoders.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.4 hereof shall be that specified in either subparagraphs 3.1.4.1, 3.1.4.2, or 3.1.4.3. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.4.1 or 3.1.4.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Internet Video Encoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.4.1 The royalty payable for the sublicense granted pursuant to Section 2.4 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Internet Video Encoder Manufactured or Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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            3.1.4.2 The royalty for the sublicense granted pursuant to Section 2.4 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Internet Video Encoder.

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            3.1.4.3 The royalty for the sublicense granted pursuant to Section 2.4 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.5    MPEG-4 Visual Internet Video Encoder and Decoder Use.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.5 hereof shall be that specified in either subparagraphs 3.1.5.1, 3.1.5.2, or 3.1.5.3. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.5.1 and 3.1.5.2 there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Internet Video Encoder and Decoder Subscribers in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.5.1 The royalty payable for the sublicense granted pursuant to Section 2.5 hereof shall be either (i) [***] (U.S. $[***]) per Subscriber per Calendar Year where the MPEG-4 Visual Internet Video Decoder or Encoder is used in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed by such use absent a license hereunder or (ii) [***] (U.S. $[***]) for each Subscriber per Calendar Year.

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(specify subparagraph (i) or (ii))

            3.1.5.2 The royalty for the sublicense granted pursuant to Section 2.5 hereof shall be (i) [***] (U.S. $[***]) per minute per Subscriber of MPEG-4 Visual Internet Video Transmitted to a Subscriber if the use of an MPEG-4 Visual Internet Video Encoder or Decoder in connection with such Transmission occurred in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed by such use absent a license hereunder or (ii) $[***] per minute for each Subscriber of MPEG-4 Visual Internet Video Transmitted to a Subscriber.

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(specify subparagraph (i) or (ii))

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            3.1.5.3 The royalty for the sublicense granted pursuant to Section 2.5 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.6    MPEG-4 Visual Mobile Video Decoders.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.6 hereof shall be that specified in either subparagraph 3.1.6.1., 3.1.6.2 or 3.1.6.3. For Licensees which have elected to pay royalties pursuant to Articles 3.1.6.1 and 3.1.6.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Mobile Video Decoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.6.1 The royalty payable for the sublicense granted pursuant to Section 2.6 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Mobile Video Decoder Manufactured or Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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            3.1.6.2 The royalty for the sublicense granted pursuant to Section 2.6 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Mobile Video Decoder.

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            3.1.6.3 The royalty for the sublicense granted pursuant to Section 2.6 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.7    MPEG-4 Visual Mobile Video Encoders.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.7 hereof shall be that specified in either subparagraphs 3.1.7.1, 3.1.7.2, or 3.1.7.3. For Licensees which have elected to pay royalties pursuant to Articles 3.1.7.1 or 3.1.7.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Mobile Video Encoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.7.1 The royalty payable for the sublicense granted pursuant to Section 2.7 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Mobile Video Encoder Manufactured or Sold in a country in which there is in force one or

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

    more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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            3.1.7.2 The royalty for the sublicense granted pursuant to Section 2.7 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Mobile Video Encoder.

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            3.1.7.3 The royalty for the sublicense granted pursuant to Section 2.7 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.8    MPEG-4 Visual Mobile Video Encoder and Decoder Use.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.8 hereof shall be that specified in either subparagraphs 3.1.8.1, 3.1.8.2, or 3.1.8.3. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.8.1 or 3.1.8.2 there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Mobile Video Encoder and Decoder Subscribers in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.8.1 The royalty payable for the sublicense granted pursuant to Section 2.8 hereof shall be either (i) [***] (U.S. $[***]) per Subscriber per Calendar Year where the MPEG-4 Visual Mobile Video Decoder or Encoder is used in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed by such use absent a license hereunder or (ii) [***] (U.S. $[***]) for each Subscriber per Calendar Year.

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

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(specify subparagraph (i) or (ii))

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            3.1.8.2 The royalty for the sublicense granted pursuant to Section 2.8 hereof shall be (i) [***] (U.S. $[***]) per minute per Subscriber of MPEG-4 Visual Mobile Video Transmitted to a Subscriber if the use of an MPEG-4 Visual Mobile Video Encoder or Decoder in connection with such Transmission occurred in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed by such use absent a license hereunder or (ii) U.S. $[***] per minute for each Subscriber of MPEG-4 Visual Mobile Video Transmitted to a Subscriber.

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(specify subparagraph (i) or (ii))

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            3.1.8.3 The royalty for the sublicense granted pursuant to Section 2.8 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.9    MPEG-4 Visual Unique Use Video Decoders.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.9 hereof shall be that specified in either subparagraph 3.1.9.1., 3.1.9.2 or 3.1.9.3. For Licensees which have elected to pay royalties pursuant to Articles 3.1.9.1 and 3.1.9.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Unique Use Video Decoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.9.1 The royalty payable for the sublicense granted pursuant to Section 2.9 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Unique Use Video Decoder Manufactured or Sold in a country in which there is in force one or

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

    more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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            3.1.9.2 The royalty for the sublicense granted pursuant to Section 2.9 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Unique Use Video Decoder.

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            3.1.9.3 The royalty payable for the sublicense granted pursuant to Section 2.9 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.10    MPEG-4 Visual Unique Use Video Encoders.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.10 hereof shall be that specified in either subparagraphs 3.1.10.1, 3.1.10.2 or 3.1.10.3. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.10.1 or 3.1.10.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Unique Use Video Encoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subparagraph (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.10.1 The royalty payable for the sublicense granted pursuant to Section 2.10 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Unique Use Video Encoder Manufactured or Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

            3.1.10.2 The royalty for the sublicense granted pursuant to Section 2.10 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Unique Use Encoder.

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            3.1.10.3 The royalty for the sublicense granted pursuant to Section 2.10 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.11    MPEG-4 Visual Unique Use Video Decoder and Encoder Use.    The royalty for the sublicense granted pursuant to Section 2.11 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Unique Use Video Decoder Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

          3.1.12    MPEG-4 Visual Stored Video Decoders and Decoder Use.    At the option of Licensee, the royalty for the sublicense granted pursuant to Section 2.12 hereof shall be that specified in either subparagraphs 3.1.12.1, 3.1.12.2 or 3.1.12.3. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.12.1 and 3.1.12.2, there shall be (i) no royalties payable for the first [***] MPEG-4 Visual Stored Video Decoders Sold in any Calendar Year; and (ii) a maximum royalty payable by a Legal Entity in each Calendar Year of [***] (U.S. $[***]); provided, however, that the foregoing subsection (i) shall be applicable to [***] within an Enterprise in any Calendar Year.

            3.1.12.1 The royalty payable for the sublicense granted pursuant to Section 2.12 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Stored Video Decoder Manufactured or Sold in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed absent a license hereunder.

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***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

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            3.1.12.2 The royalty for the sublicense granted pursuant to Section 2.12 hereof shall be [***] (U.S. $[***]) upon the Sale of each MPEG-4 Visual Stored Video Decoder.

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            3.1.12.3 The royalty for the sublicense granted pursuant to Section 2.12 hereof shall be [***] (U.S. $[***]) per Legal Entity per Calendar Year or part thereof.

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          3.1.13    MPEG-4 Visual Stored Video Encoders and Encoder Use.    The royalty for the sublicense granted pursuant to Section 2.13 hereof shall be that specified in subsection 3.1.13.1 computed in accordance with subparagraphs 3.1.13.3 and 3.1.13.4, except that a Licensee which is a Transmitter of MPEG-4 Visual Stored Video may, in lieu of subparagraph 3.1.13.1, select the royalty payment option in subparagraph 3.1.13.2.

            3.1.13.1 The royalty payable for the sublicense granted pursuant to Section 2.13 hereof shall be [***] (U.S. $ [***]) per [***] of Running Time of MPEG-4 Visual Stored Video that is encoded or Transmitted (up to a maximum royalty of [***] (U.S. $[***]) per Movie) where the Transmission or encoding on stored media occurs in a country in which there is in force one or more MPEG-4 Visual Patent Portfolio Patent(s) that would be infringed by such Transmission or encoding absent a license hereunder.

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            3.1.13.2 The royalty payable for the sublicense granted pursuant to Section 2.13 hereof for a Transmitter-Licensee shall be [***] (U.S. $[***]) per [***] of Running Time of MPEG-4 Visual Stored Video that is encoded or Transmitted (up to a maximum

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

    royalty of [***] (U.S. $[***]) per Movie.

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            3.1.13.3 Royalties payable pursuant to Sections 3.1.13.1 and 3.1.13.2 shall be [***] the amount specified in those subsections for the encoding or Transmission of MPEG-4 Visual Stored Video that is Sold more than [***] Calendar Years after the first date on which such video was either (i) copyrighted or (ii) eligible for copyright protection under any state, provincial or national law.

            3.1.13.4 The maximum royalty payable for a Single MPEG-4 Visual Stored Video with Running Time of [***] shall be either (i) [***] (U.S. $[***]) under subsection 3.1.13.1 or (ii) [***] (U.S. $[***]) per Transmission or encoding of a single MPEG-4 Visual Stored Video with Running Time of [***] for a Transmitter-Licensee which elects to pay royalties pursuant to subparagraph 3.1.13.2.

          3.1.14    Enterprise License.    The royalty payable for the sublicense granted to an Enterprise pursuant to Section 2.14 hereof shall be the following:

      •
      For each Calendar Year 2004 and 2005 or part thereof: $[***] (U.S. $[***]).

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      For each Calendar Year 2006 and 2007 or part thereof: $[***] (U.S. $[***]).

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      For Calendar Year 2008 or part thereof: $[***] (U.S. $[***]).

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        3.2    Applicable Royalty Payments.    The royalties set forth in this Article 3 are additive as to each MPEG-4 Visual Royalty Product to the extent that individual royalties specified in subparagraphs 3.1.1 through 3.1.13 are applicable thereto including, without limitation, when multiple such MPEG-4 Visual Royalty Product(s) are included in a single product Sold to an End User; except that only [***] is payable on a [***] licensed pursuant to subparagraphs [***] hereof, or a [*** ]

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***] licensed pursuant to subparagraphs [***] hereof regardless of the royalty payment option elected by Licensee for such licenses. No royalties shall be payable under subsections [***] for the license granted under sections [***] in the event, and only in the event, that Licensee [***], for which a royalty is paid under the terms hereof, an [***], [***] or an [***] that has no function and no capability other than [***], with which it is transmitted or replicated.

        3.3    Election of License and Royalty Payment Options.    License and royalty payment options provided to Licensees under Articles 2 and 3 may be elected [***] by each Licensee by written notice to the Licensing Administrator in the form of Attachments A and B hereto. Such notice shall only be effective if received by the Licensing Administrator by [***] of the Calendar Year prior to the Calendar Year to which such royalty election applies. If no such election is received by the Licensing Administrator by such date, Licensee's prior election shall apply.

        3.4    The Payment of Running Royalties Upon the Sale of MPEG-4 Visual Internet, Mobile, and Unique Use Video Decoders, MPEG-4 Visual Internet, Mobile, and Unique Use Video Encoders, or Any Combination of the Above Said in an Encrypted, Disabled, or Otherwise Unusable Form (for purposes of this Section 3.4, collectively "Encrypted Products").

          3.4.1 Royalties pursuant to this Article 3 are payable upon the Sale of Encrypted Products in which the MPEG-4 Visual functionality of the Encrypted Product is encrypted, disabled or otherwise unusable only:

            3.4.1.1 upon the distribution of a key or other instrumentality allowing the Encrypted Product to be used to decode and/or encode bit streams compliant with the MPEG-4 Visual Standards; or

            3.4.1.2 if the encryption, disablement or other method employed to prevent use of the Encrypted Product is generally breached; royalties for all such Encrypted Products Sold shall become payable pursuant to Article 3; or

            3.4.1.3 if Licensee fails to take reasonable steps to insure that the MPEG-4 Visual functionality is encrypted, disabled or otherwise unusable, royalties for all such Encrypted Products Sold shall become payable pursuant to Article 3.

        3.5    Payment Schedule.

          3.5.1    Payment of Royalties.    Except as provided in Section 3.6 hereof, royalties payable pursuant to Article 3 of this Agreement that accrue after

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  the latest signature date specified on the final page of this Agreement shall be payable by Licensee to the Licensing Administrator [***] as measured from such signature date to the last business day of each [***] period thereafter for MPEG-4 Visual Royalty Products Manufactured or Sold during the immediately preceding [***] period ending on the last business day of the [***] preceding the month when royalties are payable; except that royalties payable to the Licensing Administrator pursuant to subparagraphs 3.1.1.3, 3.1.2.3, 3.1.3.3, 3.1.4.3, 3.1.5.3, 3.1.6.3, 3.1.7.3, 3.1.8.3, 3.1.9.3, 3.1.10.3, 3.1.12.3 or 3.1.14 hereof shall be paid no later than [***] of the Calendar Year to which such royalty payment applies. Except as provided in Section 3.11, such royalties shall be paid to the Licensing Administrator and shall be accompanied by a statement pursuant to Section 3.11 of this Agreement, which statement shall be deemed to be true and correct unless shown otherwise in an audit in accordance with Section 3.12 of this Agreement.

          3.5.2    Back Royalties.    Except as provided in Paragraph 3.5.3, any royalties pursuant to the above schedule which accrued during the period from [***] to the latest signature date of this Agreement shall be payable within [***] of such signature date or end of accrual period, together with accrued interest of [***] per annum from the date of Sale of the MPEG-4 Visual Royalty Product to which the royalty applies, and shall be accompanied by a royalty statement in accordance with Section 3.11 of this Agreement.

          3.5.3    Grace Period.    In consideration of Licensee's early promotion and use of the MPEG-4 Visual Standard and Licensee's execution of this Agreement within the first [***] during which the MPEG-4 Visual Patent Portfolio License is offered, no royalties will be due or payable for any MPEG-4 Visual Royalty Product Sold by Licensee after [***] and prior to [***]. Any Sale after [***] is subject to royalty payments regardless of Manufacture date.

        3.6    Payments Upon Termination or Expiration.    Within [***] after the effective date of termination or expiration of this Agreement, Licensee shall pay the Licensing Administrator any and all amounts that are due pursuant to this Agreement as of the effective date of such termination or expiration, together with applicable royalty statements for such payment in accordance with Section 3.11 of this Agreement.

        3.7    Form of Payment.    Any payment made under the provisions of this Agreement shall be made in United States Dollars and by check drawn on a bank(s) reasonably acceptable to the Licensing Administrator, by cashier's check drawn on immediately available funds, or by other means of payment acceptable to the Licensing Administrator.

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        3.8    Taxes.    In addition to the royalties set forth in Article 3 of this Agreement, Licensee shall pay or reimburse the Licensing Administrator for any and all taxes, such as sales, excise, value added, use taxes, and similar taxes of the Licensee, based on payments to be made hereunder in a jurisdiction(s) where such taxes are required. The royalties set forth in Article 3 of this Agreement shall be subject to withholding of any taxes of the Licensors required by applicable law, Licensors being the effective beneficial owner of all royalties.

          3.8.1 At the Licensee's request, the Licensing Administrator shall file any certificate or other document which may cause any tax that is so payable by the Licensee to be avoided or reduced.

          3.8.2 The Licensee shall not be required to pay or reimburse the Licensing Administrator for taxes based upon the net worth, capital, net income, or franchise of the Licensing Administrator, nor for taxes imposed upon the Licensing Administrator solely by reason of the Licensing Administrator's doing business in or being incorporated in the jurisdiction imposing such taxes.

          3.8.3 The Licensee shall reasonably cooperate with the Licensing Administrator in respect of mitigating any withholding taxes, including providing such information as may be required by the Licensing Administrator for purposes of obtaining refunds of any taxes withheld.

          3.8.4 The Licensing Administrator shall reasonably cooperate and provide such information as may be required by the Licensee for any purpose or reason relating to taxation.

          3.8.5 If the Licensee in good faith contests any tax that is so payable or reimbursable by the Licensee, the Licensing Administrator shall reasonably cooperate in such contest at the Licensee's expense.

          3.8.6 The Licensing Administrator shall pass on to the Licensee any tax refunds received by the Licensing Administrator with respect to the Licensee's previous payment or reimbursement of applicable taxes hereunder, if any.

        3.9    Late Payments.    Any payment required hereunder that is made late (including unpaid portions of amounts due) shall bear interest, compounded monthly, at the lesser of [***] per annum or the highest interest rate permitted to be charged by the Licensing Administrator under applicable law.

          3.9.1 Any payment received more than [***] after becoming due as set forth in Section 3.5 of this Agreement shall be deemed late for purposes of this Agreement.

          3.9.2 Any interest charged or paid in excess of the maximum rate permitted by applicable law shall be deemed the result of a mistake and interest paid in

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  excess of the maximum rate shall be promptly credited or refunded (at Licensee's option) to Licensee.

        3.10    Dishonored Checks.    If a payment due under this Agreement is made by Licensee's check and the check is dishonored, the payment may, at the Licensing Administrator's option, be deemed not to have been made. The Licensing Administrator may, at its option, by written notice to Licensee, require subsequent payments to be made by wire transfer or cashier's check in immediately available funds.

        3.11    Statements.    Licensee shall provide the Licensing Administrator with a statement for each period as defined in subparagraph 3.5.1. Such statement shall, when applicable, prominently identify under which paragraph and/or subparagraph of Article 3 Licensee has elected to pay royalties. For Licensees which have elected to pay royalties pursuant to subparagraphs 3.1.1.1, 3.1.2.1, 3.1.3.1, 3.1.4.1, 3.1.5.1(i), 3.1.5.2(i), 3.1.6.1, 3.1.7.1, 3.1.8.1(i), 3.1.8.2(i), 3.1.9.1, 3.1.10.1, 3.1.11, 3.1.12.1 and 3.1.13.1 such statements shall show in reasonable detail and separately identify for each MPEG-4 Visual Royalty Product both (i) the quantity and country of Manufacture of any and all MPEG-4 Visual Royalty Products Sold by Licensee during such reporting period and (ii) the quantity and country of Sale of any and all MPEG-4 Visual Royalty Products Sold by Licensee during such reporting period, and a calculation of the royalties, if any, which are payable by virtue of such Manufacture and Sale of MPEG-4 Visual Royalty Products during the period when the payment, if any, accrued. For Licensees which have elected to pay royalties pursuant to subparagraph 3.1.1.2, 3.1.2.2, 3.1.3.2, 3.1.4.2, 3.1.5.1(ii), 3.1.5.2(ii), 3.1.6.2, 3.1.7.2, 3.1.8.1(ii), 3.1.8.2(ii), 3.1.9.2, 3.1.10.2, 3.1.12.2 and 3.1.13.2 such statements shall show in reasonable detail and separately identify for each MPEG-4 Visual Product the quantity Sold during such period, and a calculation of the royalties, if any, which are payable by virtue of such Sale of MPEG-4 Visual Royalty Products during the period when the payment, if any, accrued. For Licensees which have elected to pay royalties pursuant to Sections 3.1.1.3, 3.1.2.3, 3.1.3.3, 3.1.4.3, 3.1.5.3, 3.1.6.3, 3.1.7.3, 3.1.8.3, 3.1.9.3, 3.1.10.3, 3.1.12.3 and 3.1.14 ("Non-Reporting Licensees") no statement is required.

          3.11.1 All such statements shall be certified by an employee of Licensee authorized to make such certification.

          3.11.2 The Licensing Administrator shall maintain all information in such statements of Licensee as Confidential Information in accordance with Article 5 of this Agreement, except to the extent that the information is needed by the Licensing Administrator to report to the Licensors the aggregate royalties paid by all sublicensees of the Licensing Administrator. In no event shall the Licensing Administrator provide to any of the Licensors information on royalties paid on a licensee-by-licensee basis unless required by law, court order, or rule or regulation.

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        3.12    Audits.

          3.12.1    Books and Records.    All Licensees, except Non-Reporting Licensees which have paid royalties in each Calendar Year, shall keep and maintain accurate and detailed books and records for each Calendar Year adequate for the Licensing Administrator to ascertain the royalties payable hereunder. Such books and records shall be maintained for [***] from the end of each period when royalties are payable.

          3.12.2    Audit Rights.    Except with respect to Non-Reporting Licensees which have paid royalties in each Calendar Year, the Licensing Administrator shall have the right to audit or have audited the books and records of Licensee relating to payments hereunder for the sole purpose of verifying the amounts due and payable hereunder, not more than [***] per Calendar Year (unless any audit reveals a shortfall as provided in this section) upon reasonable notice to the Licensee. All such audits shall be conducted during reasonable business hours of the Licensee.

            3.12.2.1 Any such audit shall be performed by an independent certified public accountant(s) or equivalent ("Auditor") acceptable to Licensee, whose consent shall not be unreasonably withheld, in the country where the audit is to take place. Licensee shall fully cooperate with Auditor in conducting such audit and shall permit Auditor to inspect and copy such portions of the Licensee's books and records that the Auditor deems appropriate and necessary in accordance with the professional standards applicable to the Auditor in the country where the audit is to take place.

            3.12.2.2 Licensing Administrator shall have the Auditor (and each member or employee thereof participating in the audit) agree not to disclose any information learned by the Auditor in the audit to any Licensor, nor use any such information, except for providing the Licensing Administrator with a statement of payments due by Licensee.

            3.12.2.3 The cost of an audit in accordance with Paragraph 3.12.2 of this Agreement shall be at the expense of the Licensing Administrator; provided, however, the Licensee shall bear the cost of the audit if the audit reveals any underpayment which in the aggregate is greater than [***] of the amount actually due for the period being audited.

            3.12.2.4 Within [***] after receiving notice from the Licensing Administrator of any shortfalls uncovered, Licensee shall pay any shortfalls plus interest as set forth in Section 3.9

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  herein, as measured from the date when such shortfall should have been paid.

4.     REPRESENTATIONS AND WARRANTIES

        4.1   The Licensing Administrator represents and warrants that it has the authority, power and right to grant the rights and licenses to Licensee under this Agreement.

        4.2   The Licensing Administrator makes no representation or warranty that the MPEG-4 Visual Patent Portfolio Patent(s) sublicensed hereunder includes all MPEG-4 Visual Essential Patent(s) throughout the world, or that the making, using or selling of products, or providing services covered by the claims of the MPEG-4 Visual Patent Portfolio Patent(s) licensed hereunder will not infringe, directly, contributorily, by inducement or otherwise, any patent or other intellectual property right of a party other than the Licensors.

        4.3   Licensee represents and warrants that it is entering into this Agreement for its own convenience in acquiring patent rights necessary for compliance with the MPEG-4 Visual Standard from multiple Licensors in a single transaction rather than entering into separate license agreements with individual Licensors, and that Licensee is fully aware that the Patents in the MPEG-4 Visual Patent Portfolio may not include all present and future MPEG-4 Visual Essential Patent(s), and that this Agreement may not provide Licensee with all the patent or other rights needed to perform the activities contemplated by Licensee in entering into this Agreement. The Licensing Administrator and Licensee recognize that Licensee has the right to separately negotiate a license with any or all of the Licensors under any and all of the MPEG-4 Visual Patent Portfolio Patents under terms and conditions to be independently negotiated by each Licensor.

        4.4   Licensee represents and warrants that it has not granted an exclusive license under an MPEG-4 Visual Essential Patent owned by Licensee and has not assigned an MPEG-4 Visual Essential Patent in anticipation of entering into this Agreement. Notwithstanding anything to the contrary in this Agreement, Licensors reserve the right to grant to Licensing Administrator an exclusive license under any MPEG-4 Visual Patent Portfolio Patent with respect to any particular party.

        4.5   Each party represents and warrants that it will comply with all applicable laws, regulations or ordinances pertaining to its performance hereunder.

        4.6   Each party represents and warrants that this Agreement and the transactions contemplated hereby do not violate any agreements to which it is subject as a party or otherwise.

        4.7   Each party further represents and warrants that in executing this Agreement it does not rely on any promises, inducements, or representations made by any party or third party with respect to this Agreement or any other business dealings with any party or third party, now or in the future.

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        4.8   Each party represents and warrants that it is not presently the subject of a voluntary or involuntary petition in bankruptcy or the equivalent thereof, does not presently contemplate filing any such voluntary petition, and does not presently have reason to believe that such an involuntary petition will be filed against it.

        4.9   Other than the express warranties of this Article, there are NO OTHER WARRANTIES, EXPRESS OR IMPLIED.

5.     CONFIDENTIAL INFORMATION

        5.1   For a period of [***] as measured from the date of first disclosure pursuant to this Agreement, the Licensing Administrator agrees to use reasonable care and discretion, commensurate with that degree of care it uses to protect similar information of its own, to avoid disclosure, publication, or dissemination of received Confidential Information, outside of those employees, officers or consultants of the Licensing Administrator who have a need to know Confidential Information.

        5.2   Disclosure by the Licensing Administrator of Confidential Information under Section 5.1 of this Agreement shall be permitted in the following circumstances; provided, that the Licensing Administrator shall have first given reasonable notice to Licensee that such disclosure is to be made:

          5.2.1 In response to an order of a court, legal process or other governmental body;

          5.2.2 As otherwise required by law;

          5.2.3 As necessary to establish rights under this Agreement; or

          5.2.4 If necessary in a proceeding before a governmental tax authority.

        5.3   Notwithstanding any other provisions of this Agreement, the obligations specified in Section 5.1 of this Agreement will not apply to any information that:

          5.3.1 Is or becomes publicly available without breach of this Agreement; or

          5.3.2 Is released for disclosure by written consent of the Licensee.

6.     TERM AND TERMINATION

        6.1    Term and Certain Royalty Rates on Renewal.    This Agreement shall expire on December 31, 2008. Upon expiration, this Agreement shall be automatically renewed for successive five (5) year periods for the life of any MPEG-4 Visual Patent Portfolio Patent (unless terminated pursuant to Section 6.4) upon notice of renewal to Licensee by the Licensing Administrator. Renewal may be conditioned upon compliance with any reasonable amendments or changes to the terms and conditions of this Agreement as set forth in such notice. Such

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

reasonable change or amendment may take into account prevailing market conditions, changes in technological environment, and available commercial products at the time of each five (5) year renewal. In no event shall the royalty rates applicable to each specific Licensed Product increase upon each renewal of this Agreement by more than [***] of the royalty rates applicable to such specific Licensed Product and specific license grant as set forth in the sublicense immediately prior to renewal.

        6.2    Termination for Material Breach.    The Licensing Administrator shall have the right to terminate this Agreement upon breach of a material provision thereof by the Licensee. Subject to Paragraph 6.5.5, such termination for material breach shall become effective upon the Licensing Administrator sending written notice to the Licensee specifying the breach, and the failure of the Licensee to demonstrate, to the satisfaction of the Licensing Administrator, that Licensee has cured such breach within [***] of the sending of such notice. A material breach as that term is used herein shall include, but is not limited to:

          6.2.1 Failure of the Licensee to make payments and provide statements in accordance with this Agreement; or

          6.2.2 Failure of the Licensee to maintain adequate books and records or to permit an audit in accordance with Article 3 of this Agreement; or

          6.2.3 Failure of the Licensee to grant licenses to MPEG-4 Visual Essential Patent(s) licensable or sublicensable by Licensee in accordance with Article 8 of this Agreement; or

          6.2.4 Failure of the Licensee to provide notice to customers as provided in Article 7 of this Agreement.

        6.3    Partial Termination in the Event of Litigation.    The Licensing Administrator, upon the instruction of a Licensor, shall terminate Licensee's sublicense under any MPEG-4 Visual Patent Portfolio Patent(s) licensed or sublicensed to the Licensing Administrator by such Licensor in the event that the Licensee has brought a lawsuit or other proceeding for infringement of an MPEG-4 Visual Related Patent(s) and/or an MPEG-4 Visual Essential Patent(s) against such Licensor, and Licensee has refused to grant the Licensor a license on fair and reasonable terms and conditions under the MPEG-4 Visual Related Patent(s) and/or MPEG-4 Visual Essential Patent(s) upon which the lawsuit or other proceeding is based. For purposes of this Section 6.3 only, the Licensor's per patent share of royalties payable pursuant to Article 3 of this Agreement shall be presumed to be a fair and reasonable royalty rate for Licensee's Patent(s) considering the essential nature of Licensor's Patent(s) licensed hereunder.

        6.4    Voluntary Termination.    Licensee may terminate this Agreement by providing [***] written notice to the Licensing Administrator.

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        6.5    Other Terminations.    This Agreement may be terminated by the Licensing Administrator upon the occurrence of the following events:

          6.5.1 If Licensee files a petition in bankruptcy or the equivalent thereof, or is the subject of an involuntary petition in bankruptcy that is not dismissed within sixty (60) days after the filing date thereof, or is or becomes insolvent, or admits of a general inability to pay its debts as they become due.

          6.5.2 Upon the de facto or de jure nationalization or expropriation of Licensee by governmental or military action, whether or not with valid authority.

          6.5.3 Upon any failure by Licensee to provide, within thirty (30) days after written notice from the Licensing Administrator, satisfactory and adequate assurances that Licensee is able and willing to fully and effectively perform its obligations under this Agreement.

          6.5.4 Upon Licensee's failure on more than two occasions during the term of this Agreement to pay royalties and provide statements as required by this Agreement.

          6.5.5 In the event that any of the events listed in Paragraphs 6.5.1, 6.5.2, 6.5.3 or 6.5.4 hereof occur, this Agreement may be terminated by the Licensing Administrator upon [***] written notice to Licensee, without right to cure.

        6.6    Survival.    The following provisions of this Agreement shall survive expiration or termination of this Agreement:

          6.6.1 The obligation of Licensee to pay all royalties accrued as of the effective date of expiration or termination pursuant to Article 3 hereof;

          6.6.2 The obligation of Licensee to provide statements under Section 3.11 of this Agreement;

          6.6.3 The obligation of the Licensing Administrator to maintain confidentiality under Article 5 of this Agreement; and

          6.6.4 The obligations of Licensee pursuant to Sections 8.3 and 8.4.

7.     NOTICE TO CUSTOMERS

        7.1    Notice.    As a condition to the licenses granted pursuant to Article 2 hereof, Licensee agrees to provide to any party that receives from Licensee an MPEG-4 Visual Royalty Product the applicable notices as set forth below:

          7.1.1 With respect to a Licensee offering MPEG-4 Visual Consumer Recorded Video Decoders and/or Encoders the following notice shall be given: USE

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  OF THIS PRODUCT IN ANY MANNER THAT COMPLIES WITH THE MPEG-4 VISUAL STANDARD IS PROHIBITED, EXCEPT FOR USE BY A CONSUMER ENGAGING IN PERSONAL AND NON-COMMERCIAL ACTIVITIES.

          7.1.2 With respect to a Licensee offering MPEG-4 Visual Internet, Mobile, and Unique Use Video Encoders the following notice shall be given: USE OF THIS PRODUCT IN ANY MANNER THAT COMPLIES WITH THE MPEG-4 VISUAL STANDARD IS PROHIBITED, EXCEPT FOR USE DIRECTLY RELATED TO (A) DATA OR INFORMATION ENCODED BY A CONSUMER FOR PERSONAL AND NON-COMMERCIAL USE WITHOUT REMUNERATION; AND (B) OTHER USES SPECIFICALLY AND SEPARATELY LICENSED BY MPEG LA, L.L.C.

          7.1.3 With respect to a Licensee offering MPEG-4 Visual Internet, Mobile, and Unique Use Video Decoders the following notice shall be given: USE OF THIS PRODUCT IN ANY MANNER THAT COMPLIES WITH THE MPEG-4 VISUAL STANDARD IS PROHIBITED, EXCEPT FOR USE DIRECTLY RELATED TO (A) DATA OR INFORMATION (i) GENERATED BY AND OBTAINED WITHOUT CHARGE FROM A CONSUMER NOT THEREBY ENGAGED IN A BUSINESS ENTERPRISE, AND (ii) FOR PERSONAL USE ONLY; AND (B) OTHER USES SPECIFICALLY AND SEPARATELY LICENSED BY MPEG LA, L.L.C.

        7.2   Licensing Administrator and Licensee agree that the obligations of Article 7 are a material part of this Agreement and are subject to the terms set forth in Section 6.2 of this Agreement, and that products sold in violation of Article 7 shall not be licensed under the terms of this Agreement.

        7.3   In the event a Licensee fails to comply with the Notice requirements of Section 7.1, the Licensing Administrator and/or Licensors may assert against Licensee rights for indemnification for damages caused thereby.

8.     MISCELLANEOUS PROVISIONS

        8.1    Assignment.

          8.1.1 In the event that the right of the Licensing Administrator to grant MPEG-4 Visual Patent Portfolio Licenses is transferred to a successor Licensing Administrator, this Agreement shall be deemed assigned to the successor Licensing Administrator.

          8.1.2 This Agreement may not be assigned by the Licensee.

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

        8.2    Notice.

          8.2.1 All notices required or permitted under this Agreement to Licensee or Licensing Administrator shall be sent by either Certified Mail with return receipt requested, overnight delivery by commercial or other service which can verify delivery, fax to the number indicated herein, or by email to the address indicated herein. Such notice so sent shall be effective as of the date it is sent. Notwithstanding anything to the contrary herein, amendments to Attachment 1 hereto, if any, shall be effective upon the posting of the new Attachment 1 on the website of the Licensing Administrator and such posting shall constitute notice pursuant to this Section.

          8.2.2 All notices from the Licensing Administrator to Licensee shall be sent to:

Name:	Jordan Greenhall

Title:	CEO

Company:	DivXNetworks, Inc.

Address:	10350 Science Center Drive Building 14, Suite 140

San Diego, CA 92121

Tel:	858-909-5303

Fax:	858-909-5301

E-mail:	jgreenhall@DivXNetworks

CC:
Name:

Title:

Company:

Address:

Tel:

Fax:

E-mail:

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

          8.2.3 All notices from the Licensee to the Licensing Administrator or its successor shall be sent to:

      Baryn S. Futa
      Manager and Chief Executive Officer
      MPEG LA, L.L.C.
      250 Steele Street, Suite 300
      Denver, Colorado, U.S.A. 80206
      Tel: 303-331-1880
      Fax: 303-331-1879
      E-mail: bfuta@mpegla.com
      Website: www.mpegla.com

        8.3    Licensee Grant.    Upon full execution of this Agreement, Licensee agrees to grant a worldwide, nonexclusive license and/or sublicense (commensurate to the scope of the licenses which Licensee has selected hereunder) under any and all MPEG-4 Visual Essential Patent(s) that Licensee has the right to license and/or sublicense, to any Licensor or any sublicensee of the Licensing Administrator desiring such a license and/or sublicense on fair and reasonable terms and conditions. For purposes of this Section 8.3 only, the Licensors' per patent share of royalties which are payable pursuant to Article 3 of this Agreement shall be presumed to be a fair and reasonable royalty rate for the aforementioned license and/or sublicense to be granted by the Licensee.

        8.4    Licensee's Option.    In lieu of Section 8.3, Licensee shall have the option to hereby grant a worldwide, nonexclusive, nontransferable, except to a successor Licensing Administrator, license and/or sublicense under any and all of its MPEG-4 Visual Essential Patent(s) to the Licensing Administrator with the right by the Licensing Administrator to grant MPEG-4 Visual Patent Portfolio Licenses that include the MPEG-4 Visual Essential Patent(s) that Licensee has the right to license or sublicense. Licensee shall identify to the Licensors any and all of its Patents which Licensee believes in good faith to be MPEG-4 Visual Essential Patent(s). Licensors shall determine whether each of the patent(s) identified by Licensee is an MPEG-4 Visual Essential Patent(s) according to an established procedure applicable to all new Patents identified to the Licensors. The terms and conditions of the license and/or sublicense granted by the Licensee to the Licensing Administrator under this Section 8.4 shall be identical to the terms and conditions of the license and/or sublicense granted by each Licensor to the Licensing Administrator. If Licensee elects the option set forth in this Section 8.4, it shall enter into an agreement referred to as the "Agreement Among Licensors," and other associated agreements which have been entered into by all Licensors.

        8.5    Licensee Covenants.

          8.5.1 Licensee hereby covenants to promptly notify the Licensing Administrator in the event that any allowed patent application(s) published for

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  opposition, which is licensed or sublicensed to the Licensing Administrator pursuant to Section 8.4 of this Agreement as an MPEG-4 Visual Essential Patent(s), does not issue as an MPEG-4 Visual Essential Patent(s).

          8.5.2 Licensee shall promptly identify to the Licensing Administrator each patent(s), except for MPEG-4 Visual Patent Portfolio Patents of the Licensors, licensable or sublicensable by Licensee, which Licensee believes in good faith to be an MPEG-4 Visual Essential Patent(s) within [***] of execution of this Agreement.

          8.5.3 In the event that Licensee has granted an exclusive license to a third party under an MPEG-4 Visual Essential Patent(s) prior to the date of Licensee's execution of this Agreement, Licensee shall advise the Licensing Administrator of such an exclusive license and identify to the Licensing Administrator such third party.

        8.6    Licensing Administrator Covenants.

          8.6.1 The Licensing Administrator covenants that if during the term of this Agreement it acquires rights to grant sublicenses under additional MPEG-4 Visual Essential Patent(s), the MPEG-4 Visual Patent Portfolio License herein will be supplemented to include such additional MPEG-4 Visual Essential Patent(s).

          8.6.2 The Licensing Administrator covenants that, with the exception of partial termination under Section 6.3 of this Agreement, any deletion from the MPEG-4 Visual Patent Portfolio shall occur only upon a determination by the Licensors, or upon a final adjudication of a tribunal of competent jurisdiction from which no appeal is taken or allowed, that the deleted Patent(s) is invalid or unenforceable in the country which issued or published the Patent(s), and that any addition to the MPEG-4 Visual Patent Portfolio shall occur only upon the determination by the Licensors that the additional Patent(s) is an MPEG-4 Visual Essential Patent(s) in the country which issued or published the Patent(s).

          8.6.3 The Licensing Administrator further covenants that if any Patent(s) in the MPEG-4 Visual Patent Portfolio sublicensed by the Licensing Administrator to Licensee pursuant to the terms hereof is found not to be an MPEG-4 Visual Essential Patent(s) in the country which issued or published the Patent(s), either by the Licensors or upon a final adjudication of a tribunal of competent jurisdiction from which no appeal is taken or allowed, and such Patent(s) which is licensed to Licensee is to be deleted from the MPEG-4 Visual Patent Portfolio, the Licensing Administrator shall give notice to Licensee of such deletion, and Licensee shall have the option to retain its sublicense under the deleted Patent(s) for

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MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  the remainder of the term of this Agreement, including any renewal pursuant to Section 6.1 hereunder.

          8.6.4 The Licensing Administrator covenants that it shall not delete from or add to the MPEG-4 Visual Patent Portfolio for reasons other than stated in Paragraphs 8.6.1, 8.6.2, 8.6.3 and Section 6.3 herein.

          8.6.5 The Licensing Administrator covenants that the royalties for specific Licensed Products as set forth in Article 3 of this Agreement [***].

        8.7    Most Favorable Royalty Rates.    Except as provided in Paragraph 8.7.1 of this Agreement, in the event that the Licensing Administrator grants an MPEG-4 Visual Patent Portfolio License to another party with royalty rates more favorable than those set forth in Article 3 of this Agreement as they pertain to the specific products which are licensed hereunder, whether or not such more favorable royalty rates are on terms and/or conditions that are different than those set forth herein, the Licensing Administrator shall send written notice to Licensee specifying the more favorable royalty rates and any terms and/or conditions that are different than those set forth herein within [***] of the granting of the MPEG-4 Visual Patent Portfolio License providing for such more favorable royalty rates. Licensee shall be entitled to an amendment of this Agreement to the extent of providing for royalty rates as favorable as that available to such other party within [***] of sending written notice to the Licensing Administrator requesting such amendment; provided, however, that this Agreement shall also be amended to include any additional terms provided in connection with the more favorable royalty rate as specified by the Licensing Administrator. Any amendment made pursuant to this Section 8.7 shall be effective as of the date it is made, and such more favorable royalty rates shall not be retroactively applicable in favor of the Licensee, and shall not be a basis for claiming any refund of royalties paid or accrued prior to such effective date.

          8.7.1 Section 8.7 shall not apply to:

            8.7.1.1 Settlement of litigation;

            8.7.1.2 Determination by the Licensing Administrator of back royalties owed by a licensee, including any determination made by the Licensing Administrator pursuant to Section 3.5.2;

            8.7.1.3 Compromise or settlement of royalty payments owed by a licensee in financial distress;

            8.7.1.4 Individual licenses or sublicenses granted by a Licensor to a third party;

            8.7.1.5 An order of a court or an administrative body; and

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            8.7.1.6 An unauthorized act of the Licensing Administrator.

        8.8    Freedom of Independent Development.    Nothing in this Agreement shall be construed as prohibiting or restricting Licensors or Licensee from independently developing any product or service regardless of whether such product or service is competitive with the products or services licensed hereunder.

        8.9    Relationship.    Nothing in this Agreement shall be construed to create a principal-agent relationship, partnership or joint venture between the parties, or give rise to any fiduciary duty from one party to the other party.

        8.10    Severability.    If any provision of this Agreement is held by a court or tribunal of competent jurisdiction to be unenforceable or contrary to law, the remaining provisions of the Agreement will remain in full force and effect to the extent that the interests of the parties in entering into this Agreement can be realized.

        8.11    No Waiver.    The failure of either party at any time to require performance by the other party of any provision of this Agreement shall not be construed as acquiescence or waiver of such failure to perform such provision. The failure of either party to take action upon the breach of any provision of this Agreement shall not be construed as acquiescence or waiver of any such breach.

        8.12    Binding on Successors.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns to the extent assignment is permitted by this Agreement.

        8.13    Article and Section Headings.    The Article and Section headings contained in this Agreement are for reference purposes only and shall not in any way control the meaning or interpretation of this Agreement.

        8.14    Representation of Counsel; Mutual Negotiation.    Each party has had the opportunity to be represented by counsel of its choice in negotiating this Agreement. This Agreement shall therefore be deemed to have been negotiated at arm's length, with the advice and participation of counsel, and prepared at the joint request, direction, and instruction of the parties, and shall be interpreted in accordance with its terms without favor to any party.

        8.15    English Language.    The parties have agreed that this Agreement and all documents relating thereto be written in English.

        8.16    Bankruptcy.

          8.16.1 In the event that the Licensing Administrator should file a petition under the federal bankruptcy laws, or that an involuntary petition shall be filed against the Licensing Administrator, the parties intend that Licensee shall be protected in the continued enjoyment of its rights as licensee under the MPEG-4 Visual Patent Portfolio Patents sublicensed hereunder to the maximum feasible extent including, without limitation,

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  if it so elects, the protection conferred upon licensees under 11 U.S.C. section 365(n). The Licensing Administrator agrees that it will give Licensee notice of the filing of any voluntary or involuntary petition under the federal bankruptcy laws.

          8.16.2 The MPEG-4 Visual Patent Portfolio Patents sublicensed hereunder shall be deemed to be "intellectual property" as the term is defined in 11 U.S.C. section 101(35A). All written agreements entered into in connection with the parties' performances hereunder from time to time shall be considered agreements "supplementary" to this Agreement for purposes of 11 U.S.C. section 365(n).

        8.17    Choice of Law.    The validity, construction and performance of this Agreement shall be governed by the substantive law of the State of New York, United States of America, without regard to the conflict of law rules. Licensee hereby irrevocably consents to the personal jurisdiction of the courts located within the State of New York for the resolution of any dispute arising under or in connection with this Agreement.

        8.18    Third Party Beneficiaries.    Except as provided in this Section 8.18, nothing in this Agreement shall be construed to give rise to any obligation on either party hereto for the benefit of a third party other than the Licensors or to confer any rights on any third party other than the Licensors. Notwithstanding anything to the contrary herein, any licensee under an MPEG-4 Visual Patent Portfolio License which is in full compliance with its obligations under such License shall be deemed a third party beneficiary of the obligations under Article 8.3 of any other licensee.

        8.19    Entire Agreement.

          8.19.1 The provisions of this Agreement, including its attachments and any amendments, constitute the entire Agreement between the parties, and supersede any and all prior communications and understandings, oral or written, between the parties or Licensors relating to the subject matter hereof.

          8.19.2 Except for supplementation of or deletion from the MPEG-4 Visual Patent Portfolio by the Licensing Administrator, no amendment of this Agreement shall be effective unless such amendment is in writing and specifically references this Agreement, and is signed by all parties hereto. The Licensing Administrator shall promptly notify Licensee of any supplementation of or deletion from the MPEG-4 Visual Patent Portfolio.

          8.19.3 Notwithstanding anything to the contrary herein, the Licensing Administrator reserves the right to amend this Agreement in light of

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

  changing market conditions to effectuate the purpose of the parties in entering into the Agreement.

        8.20    Execution in Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.     USE OF MPEG LA, L.L.C. NAME AND LOGO

        Subject to the written approval of the Licensing Administrator, which approval shall not be unreasonably withheld: (1) Licensee shall have the right to indicate on or in connection with its MPEG-4 Visual Royalty Products on which a royalty has been paid pursuant to the terms of this Agreement that such products are licensed by the Licensing Administrator, and (2) Licensee shall have the right to use an MPEG LA, L.L.C. logo on or in connection with its MPEG-4 Visual Royalty Products on which a royalty has been paid pursuant to the terms of this Agreement

(Licensee)
Date:	5/22/03	By:	/s/ Jordan Greenhall

MPEG LA, L.L.C.
Date:	Jun 8, 2003	By:	/s/ Baryn S. Futa

Baryn S. Futa, Manager and CEO

FAX TRANSMITTAL

35 Wisconsin Circle, Suite 520
Chevy Chase, Maryland 20815
301 986-6660
FAX 301 986-8575

[MPEG LA LOGO]

Date    November 26, 2002

To    Mr. Jordan Greenhall, DivXNetworks, Inc. (DIVX)

Title    CEO and President

FAX    858-909-5301

From    Michelle Peters, Assistant to the Vice President, Licensing

Pages    3

Re    MPEG-4 Visual Patent Portfolio License

Dear Jordan,

        In an effort to get the license out to you as quickly as possible, we did not enclose a cover letter. See attached cover letter.

Happy Thanksgiving,

/s/ Michelle Peters

35 Wisconsin Circle, Suite 520
Chevy Chase, Maryland 20815
301 986-6660
FAX 301 986-8575

[MPEG LA LOGO]

November 26, 2002

Mr. Jordan Greenhall
CEO and President
DivXNetworks, Inc. (DIVX)
10350 Science Center Drive
Bldg. 14, Suite 140
San Diego, CA 92121

Dear Mr. Greenhall:

        Thank you for your interest in MPEG LA's MPEG-4 Visual Patent Portfolio License.

        We are pleased to offer this License as a convenience to MPEG-4 users in providing fair, reasonable, nondiscriminatory one-stop access to essential MPEG-4 Visual patents owned by 20 different patent owners. Enclosed is the information packet you requested. It contains an execution copy of the MPEG-4 Visual Patent Portfolio License, together with some explanatory information (information also may be found at www.mpegla.com, then go to "MPEG-4 Visual").

        Dean Skandalis (dskandalis@mpegla.com) or I will be glad to answer your questions and walk you through the License execution process, but I want to take this opportunity to point out four features that should simplify your review:

  •
  The License covers MPEG-4 Visual products from January 1, 2000 forward, but for Licensees that sign the License by [***], no royalties will be payable on products sold through [***].

  •
  The License provides sublicenses to fit different business models (Section 2 and Attachment A). The sublicenses are organized into five categories so each Licensee can focus on those that apply to its business(es):

    (1)    MPEG-4 Visual Consumer Recorded Video (Sections 2.1-2.2)
    (2)    MPEG-4 Visual Internet Video (Sections 2.3-2.5)
    (3)    MPEG-4 Visual Mobile Video (Sections 2.6-2.8)
    (4)    MPEG-4 Visual Unique Use Video (Sections 2.9-2.11)
    (5)    MPEG-4 Visual Stored Video (Sections 2.12-2.13)

        An Enterprise License covering Sections 2.1 - 2.12 (but not 2.13) is provided in Section 2.14

***CONFIDENTIAL TREATMENT REQUESTED

  •
  Royalties corresponding to the Section 2 sublicenses are provided in Section 3.1 and Attachment B (the numbering of the royalty provisions in Section 3.1 corresponds with the numbering of the sublicenses in Section 2).

  •
  We understand that you may need the benefit of additional business or market information developed over the next several months before you will be able to make the royalty payment elections in Section 3.1 (also Attachment B). Therefore, since royalties will not be payable on products until [***] (for those who sign up early), you may sign the License now but take until [***] to make the election of royalty payment options (Section 3.3). Then, when you are ready to make these elections, you may simply complete Attachment B and send it to us at that time.

        We at MPEG LA hope the MPEG-4 Visual Patent Portfolio License will help you meet your marketplace objectives.

Best regards,

/s/ Lawrence A. Horn

Lawrence A. Horn
Vice President, Licensing

Enc: MPEG-4 Patent Portfolio License

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT A

        For the Calendar Year ending on December 31, 2003, ("Initial Period") Licensee has elected to accept a license under the provisions initialed below. If Licensee elects an Enterprise License it must initial the "MPEG-4 Visual Enterprise License" and, at its option, it may also initial only the MPEG-4 Visual Stored Video "Encoder and Encode Use" provision:

[***]

Date:	5/03/22	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT A

        For the Calendar Year ending on December 31, 2004, ("Initial Period") Licensee has elected to accept a license under the provisions initialed below. If Licensee elects an Enterprise License it must initial the "MPEG-4 Visual Enterprise License" and, at its option, it may also initial only the MPEG-4 Visual Stored Video "Encoder and Encode Use" provision:

[***]

Date:	4/10/06	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT A

        For the Calendar Year ending on December 31, 2005, ("Initial Period") Licensee has elected to accept a license under the provisions initialed below. If Licensee elects an Enterprise License it must initial the "MPEG-4 Visual Enterprise License" and, at its option, it may also initial only the MPEG-4 Visual Stored Video "Encoder and Encode Use" provision:

[***]

Date:	4/10/06	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT A

        For the Calendar Year ending on December 31, 2006, ("Initial Period") Licensee has elected to accept a license under the provisions initialed below. If Licensee elects an Enterprise License it must initial the "MPEG-4 Visual Enterprise License" and, at its option, it may also initial only the MPEG-4 Visual Stored Video "Encoder and Encode Use" provision:

[***]

Date:	4/10/06	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT B

        For the Calendar Year ending in December 31, 2003, Licensee has elected to pay royalties for Licensed Products pursuant to the following provisions:

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

Date:	4/10/06	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT B

        For the Calendar Year ending in December 31, 2004, Licensee has elected to pay royalties for Licensed Products pursuant to the following provisions:

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

Date:	11/21/03	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT B

        For the Calendar Year ending in December 31, 2005, Licensee has elected to pay royalties for Licensed Products pursuant to the following provisions:

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

Date:	4/10/06	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

ATTACHMENT B

        For the Calendar Year ending in December 31, 2006, Licensee has elected to pay royalties for Licensed Products pursuant to the following provisions:

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

***CONFIDENTIAL TREATMENT REQUESTED

MPEG-4 VISUAL PATENT PORTFOLIO LICENSE (cont'd)

[***]

Date:	4/10/06	By:	/s/ R. Jordan Greenhall

(Licensee)

***CONFIDENTIAL TREATMENT REQUESTED

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

Canon, Inc.

US 4,982,270

Competitive Technologies

US 6,580,834

Curitel Communications, Inc.

US 6,215,905
KR 303,685

US 6,351,563

KR 211,917
CNZL 96120293.9

JP 2,823,843

KR 237,359

KR 374,717

France Télécom, société anonyme

US 4,796,087
FR 2,599,577
DE 3767919
GB 248,711
IT 248,711
SE 248,711

US 4,933,762

Fujitsu Limited

US 5,235,618

US 6,104,434

US 6,282,243

US 6,333,949

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

General Electric Capital Corporation

US 5,068,724

GE Technology Development, Inc.

US 4,706,260

US 4,813,056
DE 3855203
FR 395,709
GB 395,709
JP 2,790,509

Hitachi, Ltd.

JP 2,998,741

JP 3,092,610

JP 3,092,613

JP 3,191,935

JP 3,303,869

US 6,295,376

US 6,574,371
DE 69817460
ES 2205323
FI 884,912
FR 884,912
GB 884,912
IT 884,912
KR 393,123
NL 884,912
SE 884,912

KDDl Corporation

JP 1,835,550

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

Koninklijke Philips Electronics N.V.

US 4,901,075
JP 2,711,665
KR 118,698

LG Electronics Inc.

US 4,654,484*

US Re.37,568

KR 86,346

Matsushita Electric Industrial Co., Ltd.

US Re.35,910

US 5,223,949

US 5,937,095

US 6,148,109
JP 3,118,237
JP 3,149,417
JP 3,149,418
JP 3,157,144

US 6,292,588

US 6,345,123

US 6,370,276

US 6,408,096

JP 3,135,061
JP 3,135,062

JP 3,186,775
JP 3,197,264

JP 3,232,080
JP 3,232,081

*
Expired March 31, 2004

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

Microsoft Corporation

US 5,748,789

Mitsubishi Electric Corporation

US 5,072,295
DE 69027820
FR 414,193
GB 414,193
IT 414,193
JP 2,128,624
KR 77,808
NL 414,193
SE 414,193

US 6,097,759

US 6,301,301

JP 1,869,940

JP 2,510,456

JP 3,197,420

Oki Electric Industry Co.

JP 2,898,212

Robert Bosch GmbH

DE 3769306
FR 279,053
GB 279,053
IT 279,053
NL 279,053

Samsung Electronics Co., Ltd.

US 5,654,706

US 6,002,812
KR 252,010

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

US 6,016,111

US 6,680,975

JP 3,369,422

JP 3,442,028

KR 11,609

KR 132,895

KR 313,870

CNZL 98122956.5

KR 359,093

KR 375,345

SANYO Electric Co., Ltd.

JP 2,812,446

Sharp Kabushiki Kaisha

US 5,815,601

US 5,963,257

US 5,978,515

US 6,023,299

JP 2,951,861

JP 3,122,445

JP 3,145,908

JP 3,408,104

Sony Corporation

US Re.37,222
DE 69031107

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

FR 424,026
GB 424,026
JP 2,712,645

US 5,191,436
DE 69127224
FR 456,433
GB 456,433
JP 2,874,745
JP 2,877,225
JP 2,969,782
KR 221,889

US 5,298,991
DE 69229153
FR 527,011
GB 527,011

US 5,343,248
JP 2,977,104

US 5,428,396

US 5,481,553
AT 185663
BE 638,218
CH/LI638,218
DE 69421135
DK 638,218
ES 2,137,358
FR 638,218
GB 638,218
GR 3,032,133
IE 638,218
IT 638,218
LU 638,218
MC 638,218
NL 638,218
PT 638,218
SE 638,218

Telenor Communication II AS

US 5,579,413

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

Toshiba Corporation

US 5,852,469
DE 69624276
FR 732,855
GB 732,855

US 5,930,395

US 6,025,881
DE 69619002
FR 731,614
GB 731,614

US 6,052,150

US 6,408,098

JP 3,011,680

JP 3,030,028

JP 3,164,806

JP 3,233,360

JP 3,275,003

JP 3,417,933

JP 3,417,934

Victor Company of Japan, Ltd.

US Re.34,965
DE 69024235
DE 69030819
FR 379,217
FR 572,046
GB 379,217
GB 572,046
JP 2,072,546

US Re.35,158
DE 69031045

July 1, 2004
Revised August 12, 2004

MPEG-4 Visual Attachment 1

FR 584,840
GB 584,840
JP 2,137,325
NL 584,840